UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460
Pioneer Series Trust II
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2020

Date of reporting period:  January 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer AMT-Free Municipal Fund
Annual Report | December 31, 2020

A: PBMFX	C: MNBCX	Y: PBYMX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.
(Missing Graphic Reference)

visit us: www.amundi.com/us

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 1

President’s Letter

Dear Shareholders,
With a very turbulent 2020 calendar year finally behind us, the U.S. and global economies still face numerous challenges as the new calendar year dawns. The COVID-19 pandemic has continued to spread, with high numbers of new cases reported in many U.S. states and in other countries. In response, some governments have retightened restrictions on both business and personal activities. However, as 2021 arrived, deployment of the first approved COVID-19 vaccines had already begun, and expectations are for widespread vaccine distribution by the middle of the year.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter of 2020, and then recovering most of those losses throughout the following quarters. In fact, the U.S. stock market, as measured by the Standard & Poor’s 500 Index, returned more than 18% for the full 2020 calendar year, an impressive performance given all of the obstacles market participants faced during those 12 months.
However, despite the market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the recent U.S. Presidential and Congressional elections have resulted in a power shift in Washington, D.C., and that most likely portends some changes in fiscal policy. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US.
Amundi Asset Management US, Inc.
February 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 3

Portfolio Management Discussion | 12/31/20
In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the 12-month period ended December 31, 2020, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi US.
Q How did the Fund perform during the 12-month period ended December 31, 2020?
A Pioneer AMT-Free Municipal Fund’s Class A shares returned 6.75% at net asset value during the 12-month period ended December 31, 2020, while the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 5.21%. During the same 12-month period, the average return of the 161 mutual funds in Morningstar’s Municipal National Long Funds Category was 5.36%.
Q How would you describe the investment environment for tax-exempt bonds during the 12-month period ended December 31, 2020?
A Early in 2020, the environment for municipal bonds had been favorable, with positive market sentiment drive by declines in medium- and longer-term US Treasury rates, the accommodative stance on monetary policy by the US Federal Reserve (Fed), healthy demand for tax-free bonds, with limited supply, as well as the longer-term effects on the municipal market from the federal tax overhaul legislation passed in late 2017. The 2017 tax legislation had effectively removed approximately one-quarter of the prior municipal supply from the marketplace by treating investors’ income from advance-refunding bonds as taxable income, whereas prior to 2017, income earned by investors from those bonds had been treated as non-taxable. (An advance-refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond’s maturity date.) In addition, the concurrently enacted federal limits on state and local tax (SALT) deductions significantly increased demand for municipal investments in the higher-tax states.
4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

In early March 2020, the environment for tax-exempt bonds and the financial markets in general turned swiftly and dramatically negative, as news rapidly circulated regarding a number of emerging “hot spots” for the spread of the novel coronavirus (COVID-19) in the United States, and Americans began to focus on the very serious situations arising from the earlier spread of COVID-19 cases in Asia and portions of Western Europe. Soon after, the World Health Organization declared COVID-19 a global pandemic.
The spread of the virus had already begun to have a negative effect on US economic activity as early as mid-February. While public health officials provided guidance about how to deal with the outbreak, many US state governors and big city mayors began shutting down businesses deemed non-essential and directed quarantine efforts for individuals in an effort to slow the spread of the virus. Those measures, along with public recognition of the need for quarantine and social distancing, dramatically curtailed activity within the US transportation, retail sales, manufacturing, and services industries. At the same time, financial markets, including the municipal bond market, began experiencing sometimes intense volatility as investors fled into so-called “safe havens,” such as US Treasuries, and sought additional certainty regarding the near-term and medium-term paths for the US economy. The worst of the pandemic-related market turmoil occurred between mid-February and the third week of March 2020.
In an attempt to mitigate the very serious economic effects from COVID-19 on individuals, states, municipalities, and the United States overall, the Fed as well as Congress and the White House undertook a large number of monetary and fiscal stimulus measures. In short order, the Fed reduced the target range of the benchmark federal funds rate to near zero, reintroduced lending facilities from the 2008/2009 financial crisis era, instituted new lending facilities, and restarted quantitative easing (that is, injecting massive liquidity into the economy and financial system through purchases of Treasury, agency, mortgage, and taxable bonds in significant quantities). With regard to the government response, during the spring and early summer of 2020, Congress and the Trump administration agreed upon two large aid packages in the form of loans and grants to individuals, small businesses, medical systems, and higher education institutions in light of the sudden freeze-up in economic activity and a continued spike in unemployment. Taken together, those measures helped to calm financial markets, including the municipal bond market, and performance rebounded over most of the final three calendar quarters of the Fund’s fiscal year.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 5

Through the remainder of the 12-month period, the tax-exempt bond market continued to recover, as domestic and global investors aggressively purchased the bonds and yield increases driven by the February/March sell-off reversed as municipal bond prices rose. At the same time, the stunning contraction in economic activity across the country – especially within the tourism, transportation, retail, and service industries – as well as dramatic reductions in federal, state, and local tax revenues, continued to overshadow the municipal bond market. In September and October, amid robust demand from buyers, the market experienced a rush of tax-exempt and taxable municipal issuance in advance of the US presidential election. Toward year end, the resolution of the election and renewed investor optimism regarding the direction of the US economy helped to reinforce a strong environment in the market for longer-term municipal bonds.
The default rate for municipal bonds continued to be low during the 12-month period, despite the widespread virus-related shutdowns by state and local governments during portions of the year, as most states had retained significant “rainy day” funds over the previous decade in order to deal with periods of reduced tax collections. In addition, during the 12-month period, the tax-exempt high-yield bond market received support not only from strong demand by traditional investors, but also by non-traditional and foreign purchasers looking for relative safety, a lower default rate than has been typically found in other areas of the fixed-income markets, and attractive tax-equivalent yields as compared with taxable investments.
Q What were your principal investment strategies in managing the Fund’s portfolio during the 12-month period ended December 31, 2020?
A Our focus remained the same during the 12-month period, which is to keep the portfolio fully invested in securities that have a variety of coupon structures in the longer-term municipal market, as those investments have offered higher yield potential in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy could position the Fund for strong performance relative to its benchmark and its municipal fund peers.
During the 12-month period, we continued to maintain the Fund’s investments in sectors that are vital to the regional and national economies. These sectors include health care/hospitals, public and private education, transportation, and power/energy.
*  Diversification does not assure a profit nor protect against loss.
6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

During the period, we maintained our emphasis on overall portfolio quality. As of December 31, 2020, the close of the period, 27% of portfolio assets were rated “AAA” or the equivalent, and 58% were rated “A” or better. In addition, the Fund’s investments have remained broadly diversified among a wide range of municipal bond sectors.
Q What were the most significant contributors to and detractors from the Fund’s benchmark-relative performance during the 12-month period ended December 31, 2020?
A For the 12-month period, the Fund’s investments in education bonds from the state of Texas, regional transportation authority bonds from Washington State, and District of Columbia tobacco settlement bonds made the largest positive contributions to benchmark-relative performance.
Among the largest detractors from the Fund’s benchmark-relative returns for the period were portfolio positions in Texas energy-supply bonds, Virginia public facilities revenue bonds, and Florida education bonds.
Q Did the Fund have any exposure to derivative investments during the 12-month period ended December 31, 2020?
A No, the Fund had no derivatives exposure during the 12-month period.
Q Did the Fund’s distributions** to shareholders change during the 12-month period ended December 31, 2020? If so, what factors led to the change?
A The Fund’s monthly distributions declined during a 12-month period that saw interest rates move considerably lower from where they were at the beginning of the period.
Q What is your outlook heading into the Fund’s new fiscal year?
A Because of an apparent lack of any resurgence in US inflation, as well as the frequently repeated pronouncements from the Fed that it will continue to hold the federal funds target range at or near zero for the next several years, we are optimistic regarding the path of interest rates going forward. Additionally, in light of the continued low default rate for the municipal bond asset class and a favorable supply/demand technical environment, given ample but reasonable supply and persistently strong demand from various categories of investors, we believe that the
** Distributions are not guaranteed.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 7

prospects for the tax-exempt bond market are favorable heading into 2021. Lastly, given the enormous and continuing need for federal economic assistance of all sorts in order to cope with the effects of the COVID-19 situation, the US government may deal with its rising debt levels in part by raising taxes on wealthier taxpayers, which could further increase demand for municipal bonds.
In managing the Fund, we anticipate continuing to seek out and hold select longer-term tax-exempt bonds that we believe have the strongest opportunity to perform well over time. We will continue to closely monitor the Fund’s holdings to ensure continued strength in credit quality, and timely payment of principal and interest. The Fund has remained broadly diversified, and the vast majority of the portfolio’s holdings are in bonds with dedicated revenue streams, which we also monitor closely. In addition, we have begun to add select longer-term ESG tax-exempt bonds – bonds of issuers that are screened on the basis of environmental, social, and governance criteria – to the portfolio.
We believe that Pioneer AMT-Free Municipal Fund has continued to offer a suitable vehicle for long-term investors seeking solid income that is free from federal taxes.
Please refer to the Schedule of Investments on page 18–33 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The value of municipal securities can be adversely affected by changes in the financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 9

Portfolio Summary | 12/31/20
Sector Diversification

(As a percentage of total investments)*

State Diversification

(As a percentage of total investments)*

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

10 Largest Holdings

(As a percentage of total investments)*

1.	Central Puget Sound Regional Transit Authority, Series S-1, 5.0%, 11/1/46	2.92%
2.	University of Texas System, Financing System, Series A, 5.0%, 8/15/49	2.73
3.	Massachusetts Development Finance Agency, Harvard University,
	Series A, 5.0%, 7/15/40	2.63
4.	United States Treasury Bill, 1/19/21	2.60
5.	Massachusetts Health & Educational Facilities Authority, Massachusetts
	Institute of Technology, Series K, 5.5%, 7/1/32	1.65
6.	County of Miami-Dade FL Water & Sewer System Revenue, 4.0%, 10/1/49	1.44
7.	Hillsborough County Industrial Development Authority, 3.5%, 8/1/55	1.40
8.	Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47	1.22
9.	State of Florida Department of Transportation Turnpike System
	Revenue, 3.0%, 7/1/49	1.17
10.	New York State Dormitory Authority, Columbia University, Series A-2,
	5.0%, 10/1/46	1.08

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 11

Prices and Distributions | 12/31/20
Net Asset Value per Share

Class	12/31/20	12/31/19
A	$15.70	$15.17
C	$15.56	$15.04
Y	$15.63	$15.13

Distributions per Share: 1/1/20 – 12/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3420	$ —	$0.1389
C	$0.2233	$ —	$0.1389
Y	$0.3782	$ —	$0.1389

Index Definition
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 13–15.
12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Performance Update | 12/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
	Net	Public	Bloomberg
	Asset	Offering	Barclays
	Value	Price	Municipal
Period	(NAV)	(POP)	Bond Index
10 years	5.81%	5.33%	4.63%
5 years	4.42	3.46	3.91
1 year	6.75	1.95	5.21

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
0.81%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 13

Performance Update | 12/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
			Bloomberg
			Barclays
	If	If	Municipal
Period	Held	Redeemed	Bond Index
10 years	5.01%	5.01%	4.63%
5 years	3.63	3.63	3.91
1 year	5.92	5.92	5.21

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
1.56%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Performance Update | 12/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
	Net	Bloomberg
	Asset	Barclays
	Value	Municipal
Period	(NAV)	Bond Index
10 years	6.07%	4.63%
5 years	4.65	3.91
1 year	6.82	5.21

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross	Net
0.62%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2021, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 7/1/20
Ending Account	$1,034.20	$1,030.55	$1,036.26
Value on 12/31/20
Expenses Paid	$4.09	$7.91	$2.82
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.55% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 7/1/20
Ending Account	$1,021.11	$1,017.34	$1,022.37
Value on 12/31/20
Expenses Paid	$4.06	$7.86	$2.80
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.55% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 17

Schedule of Investments | 12/31/20

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 94.7%
	ASSET BACKED SECURITY — 0.1% of
	Net Assets
1,965,208	New York State Housing Finance Agency, 1.65%,
	5/15/39 (FNMA Insured)	$ 1,966,250
	TOTAL ASSET BACKED SECURITY
	(Cost $1,965,208)	$ 1,966,250
	MUNICIPAL BONDS — 92.1% of Net Assets(a)
	Arizona — 0.0%†
135,000(b)	City of Mesa, Utility System Revenue, 3.25%, 7/1/29	$ 149,164
9,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C,
	6.75%, 7/1/31	9,124
	Total Arizona	$ 158,288
	California — 6.3%
10,000,000(c)	Alameda Corridor Transportation Authority, California
	Revenue Capital Appreciation Senior Lien, Series A,
	10/1/31 (NATL Insured)	$ 8,075,345
16,695,000(c)(d)	Anaheim Public Financing Authority, Public
	Improvements Project, Series C, 9/1/36
	(AGM Insured)	13,116,303
36,350,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County, Subordinated,
	Series D, 6/1/55	2,675,920
2,985,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	4,802,109
6,400,000	California Educational Facilities Authority, Stanford
	University, Series U-A, 5.0%, 5/1/45	10,207,660
7,000,000	City of San Francisco, Public Utilities Commission Water
	Revenue, Series A, 4.0%, 11/1/34	7,999,383
5,000,000(e)	Coast Community College District, Election 2012,
	Series D, 5.0%, 8/1/31	6,454,041
6,000,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.0%, 6/1/47	6,217,500
3,000,000	Long Beach Bond Finance Authority, Series A,
	5.5%, 11/15/37	4,452,240
2,180,000(e)	Pomona Unified School District, Series A, 6.55%,
	8/1/29 (NATL Insured)	2,789,161
5,000,000(e)	San Diego Unified School District, Series R2,
	0.0%, 7/1/40	5,795,400
3,500,000	San Francisco City & County Airport Commission-San
	Francisco International Airport, Series B, 5.0%, 5/1/47	4,146,472
7,000,000(e)	State of California, 3.0%, 10/1/49	7,633,660
10,000,000	University of California, 4.0%, 5/15/47	12,089,937
5,000,000	University of California, Series AV, 5.0%, 5/15/35	6,194,429
	Total California	$ 102,649,560

The accompanying notes are an integral part of these financial statements.
18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Colorado — 1.5%
6,265,000	Board of Water Commissioners City & County of
	Denver, 4.0%, 9/15/34	$ 7,904,975
5,000,000	Metro Wastewater Reclamation District, 2.5%, 4/1/45	5,274,303
5,000,000	University of Colorado, Series A-2, 4.0%, 6/1/38	5,825,324
5,000,000	University of Colorado, Series A-2, 4.0%, 6/1/39	5,795,856
	Total Colorado	$ 24,800,458
	Connecticut — 0.3%
3,000,000(e)	Metropolitan District, 3.0%, 3/1/29	$ 3,156,197
2,000,000	Mohegan Tribal Finance Authority, Connecticut Tribal
	Economic Development, 7.0%, 2/1/45 (144A)	2,026,631
	Total Connecticut	$ 5,182,828
	District of Columbia — 1.0%
10,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 10,350,000
84,000,000(c)	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, Series C, 6/15/55	5,629,226
	Total District of Columbia	$ 15,979,226
	Florida — 9.1%
2,935,000	Broward County FL Water & Sewer Utility Revenue,
	3.0%, 10/1/41	$ 3,253,151
1,000,000	Central Florida Expressway Authority, 5.0%, 7/1/39	1,229,098
2,000,000	Central Florida Expressway Authority, Senior Lien,
	5.0%, 7/1/38	2,465,203
2,615,000	City of Tampa, Baycare Health Care, Series A,
	5.0%, 11/15/46	3,086,795
6,145,000	County of Hillsborough FL, 3.0%, 8/1/41	6,781,753
5,375,000	County of Hillsborough FL Utility Revenue, 3.0%, 8/1/36	5,973,250
4,500,000	County of Hillsborough, Utility Revenue, 3.0%, 8/1/37	4,960,590
2,360,000(e)	County of Miami-Dade FL, 4.0%, 7/1/38	2,905,806
2,455,000(e)	County of Miami-Dade FL, 4.0%, 7/1/39	3,007,381
10,000,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 3.0%, 10/1/49	10,869,116
18,500,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 4.0%, 10/1/49	22,163,990
2,500,000	County of Orange, Water Utility System Revenue,
	3.0%, 10/1/32	2,653,924
4,645,000	County of Orange, Water Utility System Revenue,
	3.0%, 10/1/34	4,906,892
20,000,000	Hillsborough County Industrial Development Authority,
	3.5%, 8/1/55	21,578,698
6,850,000	JEA Water & Sewer System Revenue, Series A,
	4.0%, 10/1/34	8,026,033

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 19

Schedule of Investments | 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Florida — (continued)
16,500,000	State of Florida Department of Transportation
	Turnpike System Revenue, 3.0%, 7/1/49	$ 17,976,143
10,000,000	State of Florida Department of Transportation
	Turnpike System Revenue, 4.0%, 7/1/39	11,814,377
4,645,000(e)	State of Florida, Department Transportation Right of
	Way, 3.25%, 7/1/37	5,258,209
7,660,000(e)	State of Florida, Department Transportation Right of
	Way, 4.0%, 7/1/39	9,093,448
	Total Florida	$ 148,003,857
	Georgia — 3.6%
1,500,000	Brookhaven Development Authority, 3.0%, 7/1/46	$ 1,601,809
4,800,000	Brookhaven Development Authority, 4.0%, 7/1/44	5,618,796
12,000,000	Brookhaven Development Authority, 4.0%, 7/1/49	14,039,813
10,000,000	County of Fulton GA Water & Sewerage Revenue,
	2.25%, 1/1/42	10,360,144
2,040,000(e)	County of Fulton, Library Bond, 3.25%, 7/1/37	2,303,850
2,870,000(e)	County of Fulton, Library Bond, 3.5%, 7/1/39	3,249,275
4,790,000(e)	County of Fulton, Library Bond, 4.0%, 7/1/40	5,572,511
4,000,000	Forsyth County Water & Sewerage Authority,
	3.0%, 4/1/44	4,463,292
2,000,000	Main Street Natural Gas, Inc., Series A, 4.0%, 5/15/39	2,265,754
5,000,000	Metropolitan Atlanta Rapid Transit Authority, Series C,
	3.5%, 7/1/38	5,571,227
2,750,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.0%, 10/1/43	3,065,418
	Total Georgia	$ 58,111,889
	Illinois — 2.0%
1,000,000	Illinois Finance Authority, Art Institute Of Chicago,
	4.0%, 3/1/38	$ 1,115,098
1,500,000	Illinois Finance Authority, Art Institute Of Chicago,
	5.0%, 3/1/30	1,799,659
5,000,000	Illinois Finance Authority, Centegra Health System,
	Series A, 5.0%, 9/1/42	5,546,062
1,500,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/36	1,686,882
2,175,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/37	2,438,962
3,000,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/47	3,393,208
8,540,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.0%, 2/15/33	10,392,649
1,000,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.0%, 2/15/36	1,225,788
3,650,000(d)	Metropolitan Pier & Exposition Authority, Mccormick
	Place Convention, 7.0%, 7/1/26	4,393,928
	Total Illinois	$ 31,992,236

The accompanying notes are an integral part of these financial statements.
20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Indiana — 0.2%
3,000,000	Indiana University, Series A, 4.0%, 6/1/42	$ 3,330,179
	Total Indiana	$ 3,330,179
	Louisiana — 0.4%
6,000,000(b)	Jefferson Parish Hospital Service District No. 2, East
	Jefferson General Hospital, 6.375%, 7/1/41	$ 6,181,596
400,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.0%, 6/1/24	426,729
500,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.0%, 6/1/24 (AGM Insured)	533,997
	Total Louisiana	$ 7,142,322
	Maine — 0.8%
4,500,000	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 6.75%, 7/1/36	$ 4,574,104
3,040,000	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 6.95%, 7/1/41	3,089,586
1,000,000	Maine Turnpike Authority, 3.0%, 7/1/40	1,085,941
1,250,000	Maine Turnpike Authority, 4.0%, 7/1/45	1,467,199
2,745,000	University of Maine, 5.0%, 3/1/25 (AGM Insured)	3,247,771
	Total Maine	$ 13,464,601
	Maryland — 3.0%
900,000(g)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series A	$ 557,100
400,000(g)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series B	247,600
10,000,000	State of Maryland Department of Transportation,
	5.0%, 10/1/35	13,705,105
6,165,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/45 (CNTY GTD Insured)	6,805,501
6,000,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/47 (CNTY GTD Insured)	6,574,474
5,175,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.0%, 6/1/35
	(CNTY GTD Insured)	5,766,494
5,180,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.0%, 6/1/37
	(CNTY GTD Insured)	5,729,539
3,880,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.0%, 6/1/43 (CNTY GTD Insured)	4,182,051
3,735,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.0%, 6/1/44 (CNTY GTD Insured)	4,020,978
	Total Maryland	$ 47,588,842
	Massachusetts — 18.8%
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.0%, 11/15/37	$ 4,057,410

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 21

Schedule of Investments | 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.0%, 11/15/38	$ 4,046,531
1,475,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.125%, 2/15/35	1,604,192
1,520,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/36	1,666,463
1,565,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/37	1,716,467
1,055,000(e)	City of Beverly, 3.125%, 10/15/39	1,155,375
5,075,000(e)	City of Cambridge, Municipal Purpose Loan,
	Series A, 3.0%, 2/15/35	5,403,725
1,860,000(e)	City of Revere MA, 2.125%, 9/1/41 (ST AID
	WITHHLDG Insured)	1,874,668
2,000,000(e)	City of Revere MA, 2.25%, 9/1/43 (ST AID
	WITHHLDG Insured)	2,022,968
4,875,000(e)	City of Somerville MA, 2.125%, 10/15/40	4,985,905
4,980,000(e)	City of Somerville MA, 2.125%, 10/15/41	5,073,376
5,000,000(e)	City of Waltham MA, 2.5%, 10/15/50	5,167,600
15,000,000(e)	Commonwealth of Massachusetts, 2.75%, 3/1/50	15,975,453
5,000,000(e)	Commonwealth of Massachusetts, 3.0%, 3/1/49	5,449,142
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/29	1,351,639
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/31	1,346,729
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/33	1,343,232
2,750,000	Massachusetts Bay Transportation Authority,
	5.0%, 7/1/34	3,735,402
7,175,000(c)	Massachusetts Bay Transportation Authority,
	Series A, 7/1/28	6,436,131
5,000,000(c)	Massachusetts Department of Transportation,
	Series A, 1/1/28 (NATL Insured)	4,653,200
1,000,000	Massachusetts Development Finance Agency,
	3.0%, 10/1/45 (AGM Insured)	1,050,628
2,500,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	4,172,498
3,000,000(f)	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	4,016,220
4,200,000	Massachusetts Development Finance Agency,
	Agency Williams College, Series P, 5.0%, 7/1/43	4,644,276
1,500,000	Massachusetts Development Finance Agency,
	Berklee College Music, 5.0%, 10/1/35	1,761,092
1,000,000	Massachusetts Development Finance Agency,
	Berkshire Health System, Series G, 5.0%, 10/1/30	1,026,268
4,000,000	Massachusetts Development Finance Agency,
	Boston University, Series X, 5.0%, 10/1/48	4,403,718
12,690,000	Massachusetts Development Finance Agency,
	Broad Institute, 4.0%, 4/1/41	14,470,401
2,000,000	Massachusetts Development Finance Agency,
	Broad Institute, 5.0%, 4/1/37	2,465,478

The accompanying notes are an integral part of these financial statements.
22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
5,000,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 4.0%, 7/15/36	$ 5,872,354
25,865,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 5.0%, 7/15/40	40,407,035
5,000,000	Massachusetts Development Finance Agency,
	Lawrence General Hospital, Series A, 5.5%, 7/1/44	4,668,284
4,000,000	Massachusetts Development Finance Agency,
	Lowell General Hospital, Series G, 5.0%, 7/1/44	4,309,658
400,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.625%, 7/15/36	412,472
500,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.75%, 7/15/43	513,820
2,000,000	Massachusetts Development Finance Agency,
	Northeastern University, 4.0%, 10/1/35	2,085,530
450,000	Massachusetts Development Finance Agency,
	Northeastern University, Series A, 5.0%, 3/1/39	501,836
2,700,000	Massachusetts Development Finance Agency, Partners
	Healthcare System, Series O, 4.0%, 7/1/45	2,940,067
8,000,000	Massachusetts Development Finance Agency, Partners
	Healthcare System, Series S, 4.0%, 7/1/35	9,279,258
5,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, Series S-1, 4.0%, 7/1/41	5,653,636
400,000(b)	Massachusetts Development Finance Agency, Tufts
	Medical, Series I, 6.75%, 1/1/36	400,000
600,000(b)	Massachusetts Development Finance Agency, Tufts
	Medication Center, Series, 6.75%, 1/1/36	600,000
875,000	Massachusetts Development Finance Agency, Tufts
	University, Series Q, 4.0%, 8/15/38	962,163
125,000(b)	Massachusetts Development Finance Agency, Tufts
	University, Series Q, 4.0%, 8/15/38	146,420
6,600,000	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series A, 5.75%,
	1/1/42 (AMBAC Insured)	10,873,268
4,080,000(c)	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series B, 1/1/38
	(AGC Insured)	2,968,768
835,000	Massachusetts Development Finance Agency, Woods
	Hole Oceanographic Institution, 5.0%, 6/1/38	1,041,892
1,000,000	Massachusetts Development Finance Agency, Woods
	Hole Oceanographic Institution, 5.0%, 6/1/43	1,229,089
500,000	Massachusetts Development Finance Agency, Woods
	Hole Oceanographic Institution, 5.0%, 6/1/48	604,334
2,500,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 4.0%, 9/1/49	2,583,175
1,250,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 5.0%, 9/1/50	1,325,416

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 23

Schedule of Investments | 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
16,950,000	Massachusetts Health & Educational Facilities
	Authority, Massachusetts Institute of Technology,
	Series K, 5.5%, 7/1/32	$ 25,346,310
2,000,000	Massachusetts Health & Educational Facilities
	Authority, Northeastern University, Series T-2,
	4.125%, 10/1/37	2,079,987
1,000,000(b)	Massachusetts Port Authority, Series B, 5.0%, 7/1/32	1,070,871
1,000,000	Massachusetts Port Authority, Series B, 5.0%, 7/1/33	1,058,358
1,000,000	Massachusetts Port Authority, Series C, 5.0%, 7/1/33	1,145,334
2,000,000	Massachusetts School Building Authority, 3.0%, 8/15/38	2,262,794
2,500,000	Massachusetts School Building Authority, 4.0%, 8/15/40	3,078,552
2,420,000	Massachusetts Water Resources Authority, General,
	Series B, 5.25%, 8/1/36 (AGM Insured)	3,860,079
4,000,000(e)	Town of Hingham MA, 2.0%, 2/15/40	4,147,734
1,000,000(e)	Town of Hingham MA, 3.0%, 2/15/36	1,147,639
1,600,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/36	1,829,933
1,150,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/37	1,309,876
1,635,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.25%, 2/1/38	1,867,685
1,305,000(e)	Town of Nantucket, 2.0%, 12/15/27	1,423,070
5,000,000(e)	Town of Natick, Municipal Purpose Loan, 4.0%, 7/15/37	5,789,658
1,955,000(e)	Town of Norwood, Municipal Purpose Loan,
	2.125%, 7/15/30	2,063,470
2,000,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.0%, 5/1/31	2,202,114
1,535,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.375%, 5/1/32	1,660,688
1,265,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.5%, 5/1/35	1,369,096
3,500,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.5%, 5/1/44	3,854,210
4,160,000(e)	Town of Stoughton, Municipal Purpose Loan,
	3.0%, 10/15/37	4,551,121
1,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.0%, 6/1/41	1,105,730
4,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.0%, 6/1/45	4,403,517
2,370,000(e)	Town of Weymouth MA, 2.0%, 8/15/41	2,371,103
4,500,000(b)(e)	Town of Wilmington, School, 4.0%, 3/15/37	4,705,851
2,500,000(b)	University of Massachusetts Building Authority,
	Series 1, 5.0%, 11/1/39	2,718,063
	Total Massachusetts	$ 304,877,505

The accompanying notes are an integral part of these financial statements.
24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Michigan — 0.7%
10,000,000	Michigan State Building Authority, 3.0%, 10/15/45	$ 10,936,954
	Total Michigan	$ 10,936,954
	Minnesota — 1.9%
5,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.0%, 11/15/48	$ 5,686,001
3,000,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/29	4,076,957
5,350,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/36	8,233,293
7,600,000(e)	State of Minnesota, 2.0%, 8/1/34	8,000,147
3,000,000(e)	State of Minnesota, Series B, 3.0%, 10/1/36	3,280,708
1,000,000	University of Minnesota, Series B, 4.0%, 1/1/29	1,101,189
860,000	University of Minnesota, Series B, 4.0%, 1/1/30	943,796
	Total Minnesota	$ 31,322,091
	Missouri — 0.6%
2,500,000	Health & Educational Facilities Authority of the
	State of Missouri, CoxHealth Hospital, Series A,
	5.0%, 11/15/35	$ 2,900,033
4,000,000	Health & Educational Facilities Authority of the State of
	Missouri, Mercy Health, Series F, 4.0%, 11/15/45	4,283,765
2,000,000	Missouri Development Finance Board, City of
	Independence-Annual Appropiation Sewer System,
	5.25%, 11/1/42	2,242,560
	Total Missouri	$ 9,426,358
	Nebraska — 0.1%
2,000,000(b)	University of Nebraska, University Nebraska Lincoln
	Student, Series A, 3.0%, 7/1/35	$ 2,296,108
	Total Nebraska	$ 2,296,108
	New Hampshire — 1.0%
2,000,000(e)	City of Manchester NH, 2.0%, 6/15/33	$ 2,074,490
1,000,000	New Hampshire Health & Education Facilities
	Authority Act, 5.0%, 8/1/59	1,534,975
4,000,000	New Hampshire Health & Education Facilities
	Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	4,160,106
7,850,000(b)	New Hampshire Health & Education Facilities
	Authority Act, Wentworth Douglas Hospital,
	Series A, 6.5%, 1/1/41	7,850,000
	Total New Hampshire	$ 15,619,571
	New Jersey — 0.1%
1,640,000(e)	Township of Plainsboro, General Improvement,
	2.0%, 8/1/24	$ 1,741,579
	Total New Jersey	$ 1,741,579

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 25

Schedule of Investments | 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	New York — 7.3%
1,745,000(e)	Massapequa Union Free School District, 2.0%,
	10/1/32 (ST AID WITHHLDG Insured)	$ 1,770,254
1,785,000(e)	Massapequa Union Free School District, 2.0%,
	10/1/33 (ST AID WITHHLDG Insured)	1,805,036
5,000,000	New York City Housing Development Corp.,
	2.75%, 2/1/51	5,131,793
12,000,000	New York City Transitional Finance Authority
	Future Tax Secured Revenue, 4.0%, 11/1/34	14,828,873
100,000,000(c)	New York Counties Tobacco Trust IV, 6/1/60	3,620,840
10,000,000	New York State Dormitory Authority, 3.0%, 3/15/42	10,812,912
5,000,000	New York State Dormitory Authority, 4.0%, 3/15/35	6,120,256
6,885,000	New York State Dormitory Authority, 5.0%, 10/1/50	11,513,025
5,030,000	New York State Dormitory Authority, Columbia
	University, 5.0%, 10/1/41	5,069,896
10,000,000	New York State Dormitory Authority, Columbia
	University, Series A-2, 5.0%, 10/1/46	16,574,105
5,515,000	New York State Dormitory Authority, Insured-FIT
	Student Housing Corp., 5.25%, 7/1/24 (NATL Insured)	5,878,447
4,500,000	New York State Dormitory Authority, New York
	University, Series A, 4.0%, 7/1/36	5,221,787
1,000,000	New York State Dormitory Authority, Series A,
	4.0%, 7/1/35	1,188,694
3,250,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.0%, 10/1/45	5,375,099
5,000,000	New York State Urban Development Corp.,
	3.0%, 3/15/49	5,281,561
10,000,000	New York State Urban Development Corp.,
	4.0%, 3/15/41	11,913,523
1,500,000	Port Authority of New York & New Jersey, Consolidated
	Ninety-Third Series, 6.125%, 6/1/94	1,751,893
4,935,000(e)	Port Chester-Rye Union Free School District,
	2.0%, 6/1/36 (ST AID WITHHLDG Insured)	4,992,170
	Total New York	$ 118,850,164
	North Carolina — 2.1%
3,250,000	City of Charlotte NC Water & Sewer System
	Revenue, 2.25%, 7/1/50	$ 3,363,765
3,000,000	City of Charlotte, Storm Water Revenue, 4.0%, 12/1/43	3,297,820
5,000,000	City of Fayetteville, Public Works Commission
	Revenue, 4.0%, 3/1/44	5,706,141
10,000,000	North Carolina Turnpike Authority, Series A,
	4.0%, 1/1/35	11,854,044
9,615,000(e)	State of North Carolina, St. Public Improvement
	Connecourt, Series A, 3.0%, 6/1/35	10,693,545
	Total North Carolina	$ 34,915,315

The accompanying notes are an integral part of these financial statements.
26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Ohio — 0.3%
800,000	County of Lake, Lake Hospital, Series S, 6.0%, 8/15/43	$ 803,239
3,500,000	Ohio Water Development Authority Water Pollution
	Control Loan Fund, 4.0%, 12/1/38	4,366,428
	Total Ohio	$ 5,169,667
	Oklahoma — 0.1%
1,395,000	McGee Creek Authority, Oklahoma Water Revenue,
	6.0%, 1/1/23 (NATL Insured)	$ 1,477,559
	Total Oklahoma	$ 1,477,559
	Oregon — 2.8%
1,800,000	City of Portland, Sewer System Revenue, First Lien,
	Series A, 2.0%, 6/15/29	$ 1,912,863
5,000,000(e)	Clackamas County School District No. 7J Lake
	Oswego, School District, 4.0%, 6/1/43 (SCH BD
	GTY Insured)	5,736,935
3,000,000(b)(e)	Deschutes & Jefferson Counties School District No. 2J
	Redmond, 3.0%, 6/15/32 (SCH BD GTY Insured)	3,205,489
15,000,000	Medford Hospital Facilities Authority, 3.0%,
	8/15/50 (AGM Insured)	15,953,985
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/30 (SCH BD GTY Insured)	1,754,095
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/31 (SCH BD GTY Insured)	1,704,432
1,715,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/32 (SCH BD GTY Insured)	1,418,258
2,000,000	Oregon Health & Science University, Series A,
	5.0%, 7/1/42	2,455,984
1,500,000	Oregon Health & Science University, Series B,
	5.0%, 7/1/28	1,837,656
7,030,000(e)	State of Oregon, Series J, 5.0%, 8/1/42	8,766,691
	Total Oregon	$ 44,746,388
	Pennsylvania — 4.7%
825,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	$ 895,248
175,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	189,463
10,000,000(e)	Commonwealth of Pennsylvania, 4.0%, 5/1/32	12,481,394
4,095,000	Dauphin County General Authority, Pinnacle Health
	System Project, 5.0%, 6/1/42	4,289,491
3,725,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A,
	5.125%, 6/1/46 (144A)	3,974,068
5,385,000	Pennsylvania Higher Educational Facilities Authority,
	3.0%, 8/15/47	5,616,547
605,000	Pennsylvania Higher Educational Facilities Authority,
	4.0%, 12/1/44	707,567
2,500,000	Pennsylvania Higher Educational Facilities Authority,
	4.0%, 12/1/48	2,915,350

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 27

Schedule of Investments | 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
4,750,000	Pennsylvania Higher Educational Facilities Authority,
	Thomas Jefferson University, 5.0%, 9/1/39	$ 5,341,643
1,000,000	Pennsylvania Housing Finance Agency, 3.35%, 10/1/45	1,066,493
2,000,000	Pennsylvania Housing Finance Agency, 3.4%, 10/1/49	2,133,140
2,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.0%, 12/1/42	2,446,296
5,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.0%, 12/1/47	6,042,914
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.0%, 7/1/35	2,856,052
3,750,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.0%, 7/1/36	4,278,836
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.0%, 7/1/37	2,901,848
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 5.0%, 7/1/42	2,860,545
3,000,000	Philadelphia Authority for Industrial Development,
	Thomas Jefferson University, Series A, 4.0%, 9/1/42	3,264,645
3,680,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/39	4,679,088
5,015,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/44	6,319,974
1,195,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/45	1,499,330
	Total Pennsylvania	$ 76,759,932
	Puerto Rico — 0.3%
7,000,000(e)(g)	Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35	$ 4,760,000
	Total Puerto Rico	$ 4,760,000
	Rhode Island — 0.9%
5,140,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.0%, 9/1/37	$ 6,041,032
3,750,000(f)	Tender Option Bond Trust Receipts/Certificates,
	Series 2019-XM0721, 0.0%, 9/1/47 (144A)	5,847,300
20,000,000(c)	Tobacco Settlement Financing Corp., Asset-Backed,
	Series B, 6/1/52	2,804,486
	Total Rhode Island	$ 14,692,818
	South Carolina — 0.8%
5,000,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.0%, 1/1/49	$ 5,941,560
1,000,000	SCAGO Educational Facilities Corp. for Pickens
	School District, 3.25%, 12/1/28	1,089,774
5,675,000	South Carolina Transportation Infrastructure Bank,
	Series A, 3.0%, 10/1/33	6,012,961
	Total South Carolina	$ 13,044,295

The accompanying notes are an integral part of these financial statements.
28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Texas — 10.1%
3,550,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/26	$ 3,294,806
3,000,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/27	2,741,400
7,100,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, Senior Lien, 1/1/25	6,839,646
2,500,000(b)	Central Texas Regional Mobility Authority, Sub Lien,
	6.75%, 1/1/41	2,500,000
6,500,000	Central Texas Turnpike System, 3.0%, 8/15/40	7,056,325
5,000,000	City of Austin TX Airport System Revenue,
	5.0%, 11/15/49	6,164,875
5,360,000	City of Austin TX Water & Wastewater System
	Revenue, 5.0%, 11/15/45	7,102,388
10,000,000	City of Houston TX Combined Utility System
	Revenue, 2.5%, 11/15/40	10,494,784
3,790,000(e)	County of Williamson TX, 2.375%, 2/15/37	4,031,894
80,000(e)	Eagle Mountain & Saginaw Independent School
	District, 3.0%, 8/15/29 (PSF-GTD Insured)	85,728
1,000,000	Harris County Cultural Education Facilities Finance Corp.,
	YMCA Greater Houston Area, 5.0%, 6/1/28	1,038,390
500,000	Harris County Cultural Education Facilities Finance Corp.,
	YMCA Greater Houston Area, 5.0%, 6/1/33	513,461
5,000,000(e)	Lubbock-Cooper Independent School District,
	4.0%, 2/15/49 (PSF-GTD Insured)	5,457,191
2,000,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 4.75%, 7/1/51	1,391,606
5,000,000	North Texas Tollway Authority, 3.0%, 1/1/38	5,492,597
5,000,000	North Texas Tollway Authority, 4.0%, 1/2/38	5,887,064
2,000,000(b)	North Texas Tollway Authority, First Tier, Series D, 5.0%,
	1/1/38	2,097,100
4,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.0%, 1/1/30	4,681,234
5,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.0%, 1/1/35	5,775,746
5,000,000(e)	Port Authority of Houston of Harris County Texas,
	3.0%, 10/1/39	5,736,229
10,000,000(e)	Tarrant County College District, 2.0%, 8/15/37	10,252,416
1,965,000	Texas Department of Housing & Community Affairs,
	Series A, 3.5%, 7/1/34 (GNMA/FNMA Insured)	2,245,388
2,460,000	Texas Department of Housing & Community Affairs,
	Series A, 3.8%, 7/1/39 (GNMA/FNMA Insured)	2,798,084
5,000,000	Texas Water Development Board, 4.0%, 10/15/44	6,072,490
5,000,000	Texas Water Development Board, St. Water
	Implementation Fund, Series A, 4.0%, 4/15/48	5,870,718
5,000,000	Texas Water Development Board, State Water
	Implementation Fund, Series B, 5.0%, 4/15/49	6,400,851

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 29

Schedule of Investments | 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
25,000,000	University of Texas System, Financing System,
	Series A, 5.0%, 8/15/49	$ 41,961,820
	Total Texas	$ 163,984,231
	Utah — 1.6%
1,000,000	Salt Lake City Corp. Airport Revenue, Series B,
	5.0%, 7/1/34	$ 1,226,304
6,000,000(e)	State of Utah, 3.0%, 7/1/33	6,972,156
4,000,000(e)	State of Utah, 3.0%, 7/1/34	4,633,078
13,110,000	Utah State University, 3.0%, 12/1/49	13,709,432
	Total Utah	$ 26,540,970
	Virginia — 4.2%
3,000,000(e)	City of Alexandria VA, 3.0%, 7/15/46 (ST AID
	WITHHLDG Insured)	$ 3,327,765
2,425,000(e)	City of Lynchburg VA, 2.375%, 8/1/39	2,516,689
2,505,000(e)	City of Lynchburg VA, 2.375%, 8/1/40	2,585,834
1,170,000(e)	City of Manassas, 2.0%, 7/1/31 (ST AID
	WITHHLDG Insured)	1,206,029
5,000,000(e)	City of Richmond VA, 3.0%, 7/15/35 (ST AID
	WITHHLDG Insured)	5,624,662
4,100,000	City of Virginia Beach VA Storm Water Utility
	Revenue, 3.0%, 11/15/42	4,613,321
1,500,000(e)	County of Arlington, 4.0%, 8/15/35	1,755,036
5,725,000	Loudoun County Economic Development Authority,
	2.125%, 12/1/39	5,850,829
5,000,000	Loudoun County Economic Development Authority,
	3.0%, 12/1/37	5,583,225
18,490,000	Tobacco Settlement Financing Corp., Senior, Series B-1,
	5.0%, 6/1/47	18,698,012
7,075,000	University of Virginia, Series A, 5.0%, 4/1/42	8,792,059
5,000,000	Virginia Commonwealth Transportation Board,
	3.0%, 5/15/37	5,594,722
650,000	Virginia Housing Development Authority, 2.1%, 7/1/35	670,345
1,000,000	Virginia Housing Development Authority, 2.3%, 7/1/40	1,007,786
	Total Virginia	$ 67,826,314
	Washington — 5.1%
28,025,000	Central Puget Sound Regional Transit Authority,
	Series S-1, 5.0%, 11/1/46	$ 44,899,489
4,715,000	City of Seattle WA Municipal Light & Power
	Revenue, 4.0%, 7/1/41	5,742,272
4,300,000	City of Seattle WA Municipal Light & Power
	Revenue, 4.0%, 7/1/44	5,189,204
10,250,000	City of Seattle, Municipal Light & Power Revenue
	Improvement, Series A, 4.0%, 1/1/48	11,682,780

The accompanying notes are an integral part of these financial statements.
30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Principal
Amount
USD ($)		Value
Washington — (continued)
10,000,000	King County Housing Authority, Birch Creek
Apartments Project, 5.5%, 5/1/38 (CNTY
	GTD Insured)	$ 10,042,560
3,000,000(e)	King County Issaquah School District No. 411,
	4.5%, 12/1/30 (SCH BD GTY Insured)	3,391,470
1,500,000(b)	Public Utility District No. 1 of Franklin County, Series A,
	5.0%, 9/1/38	1,639,717
	Total Washington	$ 82,587,492
Wisconsin — 0.4%
5,000,000(e)	State of Wisconsin, 4.0%, 5/1/40	$ 5,909,646
	Total Wisconsin	$ 5,909,646
TOTAL MUNICIPAL BONDS
	(Cost $1,365,937,854)	$ 1,495,889,243
U.S. GOVERNMENT AND AGENCY
OBLIGATION — 2.5% of Net Assets
40,000,000(c)	United States Treasury Bill, 1/19/21	$ 39,999,333
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $39,998,470)	$ 39,999,333

Shares
Liquidating Trust – Real Estate — 0.0%† of
Net Assets#
200(h)	CMS Liquidating Trust, 0.0% 12/30/99	$ 543,000
TOTAL LIQUIDATING TRUST – REAL ESTATE
	(Cost $640,000)	$ 543,000
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 94.7% (i)
	(Cost $1,408,541,532)	$ 1,538,397,826
	OTHER ASSETS AND LIABILITIES — 5.3%	$ 85,167,879
	NET ASSETS — 100.0%	$ 1,623,565,705

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2020, the value of these securities amounted to $11,847,999, or 0.7% of net assets.

AGC	Assured Guaranty Corp.
AGM	Assured Guarantee Municipal.
AMBAC	Ambac Assurance Corp.
CNTY GTD	County Guaranteed.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 31

Schedule of Investments | 12/31/20 (continued)

NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
SCH BD GTY	School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)
Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Escrow to maturity.
(e)	Represents a General Obligation Bond.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2020.
(g)	Security is in default.
(h)	Non-income producing security.
(i)	The concentration of investments by type of obligation/market sector is as follows:

Revenue Bonds:
General Obligation	437,493,265	28.4%
Education Revenue	398,825,502	25.9%
Health Revenue	202,019,767	13.1%
Water Revenue	192,199,413	12.5%
Transportation Revenue	124,551,200	8.1%
Development Revenue	53,877,172	3.5%
Tobacco Revenue	49,995,985	3.3%
Other Revenue	48,521,544	3.2%
Utilities Revenue	28,469,561	1.9%
Power Revenue	1,639,717	0.1%
		100.0%

#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
CMS Liquidating Trust	11/20/2012	$640,000	$543,000
Total Restricted Securities			$543,000
% of Net assets			0.0	%†

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020, aggregated $550,905,187 and $390,306,837, respectively.
The accompanying notes are an integral part of these financial statements.
32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Fund did not engage in any cross trade activity.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,408,613,641 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$132,050,471
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,266,286)
Net unrealized appreciation	$129,784,185

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Security	$—	$1,966,250	$—	$1,966,250
Municipal Bonds	—	1,495,889,243	—	1,495,889,243
U.S. Government and
Agency Obligation	—	39,999,333	—	39,999,333
Liquidating Trust –
Real Estate	—	543,000	—	543,000
Total Investments
in Securities	$—	$1,538,397,826	$—	$1,538,397,826

During the year ended December 31, 2020, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 33

Statement of Assets and Liabilities | 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,408,541,532)	$1,538,397,826
Cash	65,762,709
Receivables —
Investment securities sold	655,000
Fund shares sold	6,520,676
Interest	14,844,980
Due from the Adviser	164,633
Other assets	70,428
Total assets	$1,626,416,252
LIABILITIES:
Payables —
Fund shares repurchased	$1,450,681
Distributions	970,257
Trustees’ fees	1,078
Transfer agent fees	217,270
Due to affiliates	76,102
Accrued expenses	135,159
Total liabilities	$2,850,547
NET ASSETS:
Paid-in capital	$1,491,623,808
Distributable earnings	131,941,897
Net assets	$1,623,565,705
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $740,588,809/47,176,741 shares)	$15.70
Class C (based on $40,763,290/2,620,223 shares)	$15.56
Class Y (based on $842,213,606/53,867,314 shares)	$15.63
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.70 net asset value per share/100%-4.50%
maximum sales charge)	$16.44

The accompanying notes are an integral part of these financial statements.
34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Statement of Operations
FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$41,479,226
Total investment income		$41,479,226
EXPENSES:
Management fees	$6,180,641
Administrative expense	399,838
Transfer agent fees
Class A	269,842
Class C	15,443
Class Y	810,259
Distribution fees
Class A	1,699,640
Class C	360,294
Shareowner communications expense	79,171
Custodian fees	17,519
Registration fees	152,848
Professional fees	101,316
Printing expense	80,509
Pricing fees	8,434
Trustees’ fees	73,247
Insurance expense	2,530
Interest expense	11,794
Miscellaneous	102,788
Total expenses		$10,366,113
Less fees waived and expenses reimbursed by the Adviser		(503,931)
Net expenses		$9,862,182
Net investment income		$31,617,044
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$15,602,979
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$33,537,612
Net realized and unrealized gain (loss) on investments		$49,140,591
Net increase in net assets resulting from operations		$80,757,635

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 35

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$31,617,044	$33,746,039
Net realized gain (loss) on investments	15,602,979	789,515
Change in net unrealized appreciation (depreciation)
on investments	33,537,612	74,711,747
Net increase in net assets resulting from operations	$80,757,635	$109,247,301
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.48 and $0.41 per share, respectively)	$(21,423,163)	$(16,812,083)
Class C ($0.36 and $0.29 per share, respectively)	(883,530)	(620,136)
Class Y ($0.52 and $0.45 per share, respectively)	(24,437,298)	(16,986,756)
Total distributions to shareowners	$(46,743,991)	$(34,418,975)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$870,354,590	$382,852,617
Reinvestment of distributions	29,585,592	18,884,895
Cost of shares repurchased	(627,805,180)	(232,951,397)
Net increase in net assets resulting from Fund
share transactions	$272,135,002	$168,786,115
Net increase in net assets	$306,148,646	$243,614,441
NET ASSETS:
Beginning of year	$1,317,417,059	$1,073,802,618
End of year	$1,623,565,705	$1,317,417,059

The accompanying notes are an integral part of these financial statements.
36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,934,923	$200,137,259	5,261,670	$78,481,864
Reinvestment of distributions	1,134,581	17,592,280	915,734	13,624,242
Less shares repurchased	(8,704,954)	(131,947,461)	(5,415,686)	(80,228,115)
Net increase	5,364,550	$85,782,078	761,718	$11,877,991
Class C
Shares sold	1,551,605	$23,726,010	390,390	$5,772,808
Reinvestment of distributions	47,344	728,174	33,837	498,297
Less shares repurchased	(993,377)	(15,226,184)	(722,962)	(10,646,512)
Net increase (decrease)	605,572	$9,228,000	(298,735)	$(4,375,407)
Class Y
Shares sold	42,091,559	$646,491,321	20,257,790	$298,597,945
Reinvestment of distributions	728,431	11,265,138	320,129	4,762,356
Less shares repurchased	(32,113,858)	(480,631,535)	(9,617,667)	(142,076,770)
Net increase	10,706,132	$177,124,924	10,960,252	$161,283,531

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 37

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class A
Net asset value, beginning of period	$15.17	$14.23	$14.64	$14.12	$14.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.33	$0.40	$0.41	$0.41	$0.40
Net realized and unrealized gain (loss) on investments	0.68	0.95	(0.41)	0.51	(0.46)
Net increase (decrease) from investment operations	$1.01	$1.35	$—	$0.92	$(0.06)
Distributions to shareowners:
Net investment income	$(0.34)	$(0.41)	$(0.40)	$(0.40)	$(0.42)
Net realized gain	(0.14)	—	(0.01)	—	—
Total distributions	$(0.48)	$(0.41)	$(0.41)	$(0.40)	$(0.42)
Net increase (decrease) in net asset value	$0.53	$0.94	$(0.41)	$0.52	$(0.48)
Net asset value, end of period	$15.70	$15.17	$14.23	$14.64	$14.12
Total return (b)	6.75%	9.57%	0.10%	6.56%	(0.50)%
Ratio of net expenses to average net assets	0.80%	0.81%	0.81%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets	2.13%	2.70%	2.88%	2.80%	2.73%
Portfolio turnover rate	29%	10%	16%	20%	18%
Net assets, end of period (in thousands)	$740,589	$634,233	$584,127	$646,525	$690,991

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class C
Net asset value, beginning of period	$15.04	$14.11	$14.51	$14.00	$14.48
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.29	$0.30	$0.29	$0.29
Net realized and unrealized gain (loss) on investments	0.67	0.93	(0.40)	0.51	(0.46)
Net increase (decrease) from investment operations	$0.88	$1.22	$(0.10)	$0.80	$(0.17)
Distributions to shareowners:
Net investment income	$(0.22)	$(0.29)	$(0.29)	$(0.29)	$(0.31)
Net realized gain	(0.14)	—	(0.01)	—	—
Total distributions	$(0.36)	$(0.29)	$(0.30)	$(0.29)	$(0.31)
Net increase (decrease) in net asset value	$0.52	$0.93	$(0.40)	$0.51	$(0.48)
Net asset value, end of period	$15.56	$15.04	$14.11	$14.51	$14.00
Total return (b)	5.92%	8.74%	(0.60)%	5.72%	(1.27)%
Ratio of net expenses to average net assets	1.55%	1.56%	1.57%	1.55%	1.56%
Ratio of net investment income (loss) to average net assets	1.36%	1.95%	2.13%	2.05%	1.98%
Portfolio turnover rate	29%	10%	16%	20%	18%
Net assets, end of period (in thousands)	$40,763	$30,294	$32,636	$51,506	$61,832

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 39

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class Y
Net asset value, beginning of period	$15.13	$14.19	$14.60	$14.08	$14.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.36	$0.44	$0.45	$0.44	$0.44
Net realized and unrealized gain (loss) on investments	0.66	0.95	(0.41)	0.51	(0.46)
Net increase (decrease) from investment operations	$1.02	$1.39	$0.04	$0.95	$(0.02)
Distributions to shareowners:
Net investment income	$(0.38)	$(0.45)	$(0.44)	$(0.43)	$(0.46)
Net realized gain	(0.14)	—	(0.01)	—	—
Total distributions	$(0.52)	$(0.45)	$(0.45)	$(0.43)	$(0.46)
Net increase (decrease) in net asset value	$0.50	$0.94	$(0.41)	$0.52	$(0.48)
Net asset value, end of period	$15.63	$15.13	$14.19	$14.60	$14.08
Total return (b)	6.82%	9.87%	0.35%	6.84%	(0.25)%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	2.36%	2.94%	3.13%	3.04%	2.98%
Portfolio turnover rate	29%	10%	16%	20%	18%
Net assets, end of period (in thousands)	$842,214	$652,890	$457,039	$636,889	$374,674
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.62%	0.62%	0.65%	0.63%	0.64%
Net investment income (loss) to average net assets	2.29%	2.87%	3.03%	2.96%	2.89%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Notes to Financial Statements | 12/31/20
1. Organization and Significant Accounting Policies
Pioneer AMT-Free Municipal Fund (the “Fund”) is one of two series comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of December 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended December 31, 2020. The
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 41

impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Trust’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 43

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
During the year ended December 31, 2020, a capital loss carryforward of $1,480,241 was utilized to offset net realized gains by the Fund.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$938,558	$485,535
Tax-exempt income	31,725,480	33,933,440
Long-term capital gain	14,079,953	—
Total	$46,743,991	$34,418,975

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Undistributed tax-exempt income	$2,114,927
Undistributed long-term capital gain	42,785
Net unrealized appreciation	129,784,185
Total	$131,941,897

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization, and tax adjustments on defaulted bonds.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $56,575 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2020.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions,
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 45

the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent years, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Florida, Massachusetts, New York, Texas and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Trust, issuers of instruments in which the Trust invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi US exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi US or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 47

issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
Restricted investments held by the Fund at December 31, 2020 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets, and 0.35% of the Fund’s average daily net assets over $2 billion. For the year ended December 31, 2020, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.44% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and
48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.55% of the average daily net assets attributable to Class Y shares. This expense limitation will be in effect through May 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2020, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $57,666 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Fund paid $73,247 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,078.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended December 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$42,924
Class C	1,471
Class Y	34,776
Total	$79,171

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 49

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $18,436 in distribution fees payable to the Distributor, at December 31, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2020, CDSCs in the amount of $32,337 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in the credit facility. The commitment fee in the amount of 0.30% of the daily
50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

unused portion of the credit facility is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. At December 31, 2020, the Fund had no borrowings outstanding under the credit facility.
For the year ended December 31, 2020, the average daily amount of borrowings outstanding during the period were as follows:

Weighted
Average
Average daily	annualized	Number	Total interest
amount of	interest rate	of days	expense on
borrowings	for the period	outstanding	borrowings*
$43,080,000	1.84%	5	$11,794

* Interest expense is located on the Statement of Operations.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareholders of
Pioneer AMT-Free Municipal Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust II (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial
52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
February 25, 2021
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 53

ADDITIONAL INFORMATION (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100%.

54 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 55

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 57

took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability
58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 59

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 US registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (69)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director – Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 61

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M.	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Friedman (76)	Serves until a successor	(1972 – present)	Investment Trust and Mellon
Trustee	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 – 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

62 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 63

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); and Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US, Inc.
(since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
64 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (56)	Since 2004. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves	Fund Governance Director of Amundi US since December 2006 and	None
Assistant Secretary	at the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
	the Board	Fund Governance of Amundi US from December 2003 to November 2006;
and Senior Paralegal of Amundi US from January 2000 to November 2003
Thomas Reyes (58)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves	Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief	at the discretion of	Pioneer Funds since March 2008; Deputy Treasurer of Amundi US from
Financial and	the Board	March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
Accounting Officer		Funds from March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Assistant Treasurer	None
Assistant Treasurer	at the discretion of	of all of the Pioneer Funds since January 2021; and Chief of Staff, US
	the Board	Investment Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (55)	Since 2004. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	at the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (62)	Since 2004. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 65

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 – 2020
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	at the discretion of	Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

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Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20 67

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68 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 18644-15-0221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $39,270 payable to Ernst & Young LLP for the year ended December 31, 2020 and $38,500 for the year ended December 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended December 31, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended December 31, 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended December 31, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 4, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 4, 2021

* Print the name and title of each signing officer under his or her signature.